                                                                   EXHIBIT 10.13

                             CONVERSION AGREEMENT
                             --------------------

    AGREEMENT entered into as of the 2nd day of February, 1994, by and among Vivid Technologies, Inc., a Massachusetts corporation (the "Company"), and the purchasers listed on Exhibit A hereto (collectively, the "Investors").
                     ---------

    WHEREAS, pursuant to a Convertible Subordinated Demand Note and Warrant Purchase Agreement dated as of March 18, 1992, as amended by the First Amendment to Convertible Subordinated Demand Note and Warrant Purchase Agreement dated as of May 12, 1992 and the Second Amendment to Convertible Subordinated Demand Note and Warrant Purchase Agreement dated as of July 8, 1992 (the "Purchase Agreement"), the Company has issued to the Investors convertible notes (the "Convertible Notes") and warrants (the "Original Warrants") to purchase shares of Company Series D Common Stock, $.01 par value (the "Common Stock");

    WHEREAS, the number of shares of Common Stock subject to purchase under the Original Warrants was subject to increase each month that the Convertible Notes remained outstanding as set forth in the Purchase Agreement;

    WHEREAS, the Company and the Investors desire that the Convertible Notes cease to accrue additional interest as of July 13, 1993 and be converted in Series C Preferred Stock, $.01 par value (the "Series C Preferred Stock"), and Series D Preferred Stock, $.01 par value (the "Series D Preferred Stock"), as set forth herein.

    WHEREAS, the Company and the Investors further desire that the Original Warrants cease to accrue additional shares as of July 15, 1993 and be restated as set forth herein.

    NOW, THEREFORE, in consideration of the mutual agreements contained herein, the parties hereto agree as follows:

    1.   Conversion of Convertible Notes.
         -------------------------------

         (a) Outstanding Balance of Convertible Notes.  The parties agree that
             ----------------------------------------
the aggregate outstanding balance of the Convertible Notes, including all interest accrued thereon as of July 13, 1993, was $1,818,773, consisting of the aggregate initial principal amount of $1,700,000 and accrued and unpaid interest
of $118,773, allocated among the Investors as set forth on Exhibit A.   The
                                                           ---------
parties further agree that interest shall have ceased to have accrued on the Convertible Notes as of July 13, 1993.

         (b)  Conversion.  The parties agree that the Convertible Notes,
              ----------
including with all interest accrued thereon as of July 13, 1993, shall be converted into (i) an aggregate of 163,690 shares of Series C Preferred Stock (the "Series C Shares") at a purchase price of approximately $10.00 per share (an aggregate of approximately $1,636,900) and (ii) an aggregate of 121,252 shares of Series D Preferred Stock (the "Series D Shares"; collectively with the Series C Shares, the "Shares") at a purchase price of approximately $1.50 per share (an aggregate of approximately $181,878), such that each Investor will receive the number of Series C Preferred Shares and Series D Preferred Shares as set forth opposite such Investor's name on Exhibit A.
                                           ---------

    2.   Restatement of Warrants.
         -----------------------

         (a)  Warrant Accruals.  The parties agree that the aggregate number of
              ----------------
shares of Common Stock subject to purchase under the Original Warrants, as adjusted as of July 15, 1993, was 361,000 shares, allocated among the Investors
as set forth on Exhibit A.   The parties further agree that the Original
                ---------
Warrants shall have ceased to have accrued additional shares from and after July 15, 1993.

         (b)  Restatement of Warrants.  The parties agree that in order to
              -----------------------
simplify the Company's capital structure, the outstanding warrants held by each Investor shall be combined into one Warrant Agreement for that Investor in the form set forth as Exhibit B (the "Replacement Warrants") covering that number of
                  ---------
shares of Common Stock set forth opposite such Investors name as set forth on Exhibit A.
---------

    3.   Closing.  The Closing of the purchase and sale of the Notes
         -------
contemplated by this Agreement (herein the "Closing") shall take place at the offices of Brown, Rudnick, Freed & Gesmer, One Financial Place, Boston, Massachusetts 02111, simultaneously with the execution and delivery of this Agreement, or at such other time and place as shall be mutually agreed by the Investors and the Company. At the Closing, the Company shall deliver to each Investor certificates representing the Series C Shares and the Series D Shares, and the Replacement Warrant to be issued to such Investor as set forth in Sections 1 and 2 above, against delivery by the Investor to the Company for cancellation of the Convertible Notes and the Original Warrants.

    4.   Representations and Warranties of the Company.  The Company hereby
         ---------------------------------------------
represents and warrants to each Investor as follows:

         (a)  Organization and Qualification.  The Company is a corporation duly
              ------------------------------
organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

         (b)  Capitalization.  As of the date hereof, after giving effect to the
              --------------
transactions to be effected hereby, the authorized capital stock of the Company consists of 7,500,000 shares of Common Stock of which 1,545,750 shares are issued and outstanding, and 1,082,650 shares of Preferred Stock, $.01 par value, of which 234,375 shares are designated Series A Preferred Stock (the "Series A Preferred Stock") all of which are issued and outstanding, 250,000 shares are designated Series B Preferred Stock (the "Series B Preferred Stock") all of which are issued and outstanding, 343,690 shares are designated Series C Preferred Stock all of which are issued and outstanding, and 254,585 shares are designated Series D Preferred Stock, all of which are issued and outstanding. All of such issued and outstanding shares are validly issued, fully paid and nonassessable. The Company has duly authorized and reserved for issuance (a) 1,212,520 shares of Common Stock for issuance upon conversion of the Series D Shares and (b) 361,000 shares of Common Stock for issuance for issuance upon
exercise of the Replacement Warrants.    The shares of Common Stock so reserved,
upon conversion or exercise, as the case may be, will be validly issued and outstanding, fully paid and nonassessable.

         (c)  Authorization of Transaction.  The execution, delivery and
              ----------------------------
performance of this Agreement, and the Replacement Warrants have been duly authorized by all necessary corporate or other action of the Company and they are the valid and binding obligations of the Company, enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and general principals of equity.

         (d)  Approvals; Compliance With Laws.  The Company is not in violation
              -------------------------------
of its Articles of Organization or by-laws. The execution, delivery and performance of this Agreement, the Replacement Warrants and the transactions contemplated hereby and thereby (i) do not require any approval or consent of, or filing with, any governmental agency or authority in the United States of America or otherwise which has not been obtained and which is not in full force and effect as of the date hereof, (ii) will not conflict with or constitute a breach or violation of the respective Articles of Organization or by-laws of the Company, or of any agreement, instrument, judgement, decree, order, statute, rule or governmental regulation applicable to the Company, or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of the Company pursuant to any such term.

         (e)  Finders.  No person is entitled, directly or indirectly, to
              -------
compensation from the Company by reason of any contract or understanding or contact with the Company, as a finder or broker in connection with the transactions contemplated by this Agreement.

    5.   Representations and Warranties of Investors.  Each Investor hereby
         -------------------------------------------
represents, individually and not jointly, to the Company, as follows:

         (a)  Investment Intent.  Each Investor is purchasing or acquiring the
              -----------------
Shares and the Replacement Warrant to be acquired by it hereunder for its own account for investment and not with a present view to, or for sale in connection with, any distribution thereof in violation of the Act. Each Investor hereby consents to the imposition of a legend substantially similar to the following on each certificate for Shares and on the Replacement Warrant, and each share of Common Stock issued upon conversion of the Series D Preferred Shares or the exercise of the Replacement Warrant, and each Investor agrees to abide by the restrictions contained therein:

        [This Warrant] [The shares represented by this certificate have] not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, transferred or assigned unless registered under the Act or an opinion of counsel, satisfactory to the corporation, is obtained to the effect that such sale, transfer or assignment is exempt from the registration requirements of the Act.

Nothing herein shall restrict the transfer of the Shares, the Replacement Warrant, or the shares of Common Stock issuable upon the conversion or exercise thereof, or any portion thereof by an Investor to any partner of the Investor, any partnership affiliated with the Investor, or to any partner of such affiliated partnership, provided such transfer may be made in compliance with applicable federal and state securities laws.

         (b)  Authorization.  Each Investor has the power and authority to enter
              -------------
into this Agreement and to perform all of its obligations hereunder, and no consent, approval, authorization or order of any court or governmental agency or board is required to consummate the same.

         (c)  Restricted Securities.  Each Investor understands that neither the
              ---------------------
Shares nor the Replacement Warrants, nor the shares of Common Stock issued upon conversion or exercise thereof have been registered under the Act by reason of a specific exemption from the registration provision of the Act which depends upon, among other things, the bona fide nature of Investor's investment intent as expressed herein. Each Investor acknowledges that the Shares, the Replacement Warrants and the shares of Common Stock received upon conversion or exercise, when received, must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. Each Investor has been advised of or is aware of the provisions of Rule 144 promulgated under the Act, which rule permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions contained therein.

         (d)  Access to Information. Each Investor has had an opportunity to ask
              ---------------------
questions of and receive answers from the Company or its officers and directors, or any person or persons acting on its behalf, concerning the terms and conditions of this investment and to obtain any additional information, to the extent that the Company possesses such information or could acquire it without unreasonable efforts or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Investor in connection with the offering of the Shares and the Replacement Warrants.

         (e) Finders.  No person is entitled, directly or indirectly, to
             -------
compensation from any Investor by reason of any contract or understanding or contact with such Investor, as a finder or broker in connection with the transactions contemplated by this Agreement.

    6.   Coordination with Preferred Stock Purchase Agreement.
         ----------------------------------------------------

         (a)  Definition of Preferred Stock Purchase Agreement.  For purposes of
              ------------------------------------------------
this Agreement, the term Preferred Stock Purchase Agreement shall mean the Company's Series C and Series D Preferred Stock Purchase Agreement dated January 25, 1991 (the "1991 Agreement").

         (b)  Pre-Emptive Rights. The Company hereby grants to the Investors the
              ------------------
right to maintain its percentage ownership interest in the Company to the same extent and in the same manner afforded to the Preferred Shareholders (as defined in the 1991 Agreement) pursuant to Article 8 of the 1991 Agreement. For the purposes said Article 8, each Investor's and Preferred Shareholders percentage interest shall be determined immediately following the Closing hereunder.

         (c)  Registration Rights.  The Company hereby grants to the Investors
              -------------------
the Registration Rights set forth in Article 9 of the 1991 Agreement. In connection therewith, the shares of Common Stock to be issued upon conversion of the Series D Shares and the exercise of the Replacement Warrants shall be deemed to be "Registrable Shares" for all purposes of the 1991 Agreement. Whenever reference is made in the 1991 Agreement to a request or consent in writing from the holders of a certain percentage of the Registrable Shares, such reference shall include shares of Common Stock issuable upon conversion or exercise of the Series D Shares and the Replacement Warrants, as the case may be, even though such conversion or exercise has not then been effected.

         (d)  1991 Investor Consents and Agreements.  Each Investor, in its
              -------------------------------------
capacity as "Investors" under the 1991 Agreement (the "1991 Investors") hereby
(i) consents to the granting of the pre-emptive and registration rights pursuant to Sections 6(b) and 6(c) hereof, respectively, (ii) agrees that any and all preemptive rights that each Investor has or may have pursuant to Section 8 of the 1991 Agreement are hereby waived with respect to the issuance of the Shares, the Replacement Warrants and the shares of Common Stock issuable upon the conversion or exercise thereof, and (iii) agrees that for purposes of the Amended Shareholders Agreement dated January 25, 1991 with two holders of Common Stock of the Company, namely S. David Ellenbogen and Jay A. Stein, as further amended by such stockholders as an addendum to that certain Waiver and Consent dated January 31, 1992 (the "Amended Shareholders Agreement"), that the Investor's pro rata share of the Company's capital stock shall be deemed to include (A) the number of shares of Common Stock for which the Replacement Warrants are exercisable and (B) the number of shares of Common Stock for which shares of the Series D Preferred Stock issuable, all as of the date of any transaction to which the provisions of the Amended Shareholders Agreement are applicable.

         (e)  Small Business Investment Corporation.  If any Investor is a Small
              -------------------------------------
Business Investment Corporation ("SBIC"), the Replacement Warrant issued to such Investor shall be modified to provide that the expiration date of the Warrant will in no event be later than six years after the date hereof. The Company shall also execute such other documents as may be reasonably requested by such an Investor to comply with the rules and regulations regarding SBIC investments, provided that such documents do not materially alter the transactions contemplated herein to the detriment of the Company.

    7.   Miscellaneous.
         -------------

    (a)  Termination of Purchase Agreement.  The parties hereby agree that the
         ---------------------------------
Purchase Agreement is terminated and of no further force and effect; provided,
                                                                     ---------
however, that the representations and
-------
warranties set forth in the Purchase Agreement shall survive such termination.

         (b)  Survival of Representations and Covenants.  All representations,
              -----------------------------------------
warranties, covenants, agreements and obligations made herein or in any schedule, exhibit, notice, certificate or other document executed in connection herewith or delivered by any party to another party incident hereto shall be deemed to have been relied upon by the other party hereto and survive the execution and/or delivery thereof, and all statements contained in any such schedules, exhibit, notice, certificate or other document delivered by the Company hereunder or in connection herewith shall be deemed to constitute representations and warranties made by the Company herein.

         (c)  Notices.  All notices, requests, demands and other communications
              -------
called for or contemplated hereunder shall be in writing and shall be deemed duly given when deposited in the U.S. mail, certified mail, or registered mail, postage prepaid, with return receipt requested, when mailed by nationally recognized commercial courier such as Federal Express, or when transmitted by wire or telex, addressed to the parties at the following addresses, or at such other addresses as the parties may designate by written notice in the manner aforesaid:

    If to Investors:    At the addresses listed on
                        Exhibit A hereto.
                        ---------

    If to the Company:  Vivid Technologies, Inc.
                        590 Lincoln Street
                        Waltham, Massachusetts 02154
                        Attention:  President

         (d)  Assignment.  This Agreement shall be binding upon and shall inure
              ----------
to the benefit of the Company and the Investors and their respective successors and assigns.

         (e)  Succession to Rights.  The rights and powers of each Investor
              --------------------
hereunder are granted to such Investor as an owner of the Shares, the Replacement Warrants and the shares of Common Stock issued upon the conversion or exercise thereof (the "Securities"). Consequently, the parties agree that, except as limited by Section 6.05 of the 1991 Agreement, such rights and powers exist separately and distinctly with respect to each share of the Securities and as to each such share shall pass with it so that any owner of any shares of the Securities whether becoming such by transfer, assignment, operation of law or otherwise, shall have all of the rights and powers of such Investor hereunder, and shall be entitled to exercise them in full, with or without the agreement or consent of other such owners, and no transfer or assignment shall divest such Investor or any subsequent owner of such rights and powers unless all shares of the Securities owned by such persons are transferred or assigned.

         (f) Confidential Information.  Each of the Investors agrees that it
             ------------------------
will treat all proprietary information received by it at any time concerning the Company or its present or proposed business as confidential information and that it will not, directly or indirectly, disclose such information to any third party.

         (g) Entire Agreement.  This Agreement (including all exhibits or
             ----------------
schedules appended to this Agreement and all documents delivered pursuant to or referred to in this Agreement, all of which are hereby incorporated herein by reference) constitutes the entire agreement between the parties, and all promises, representations, understandings, warranties and agreements with reference to the subject matter hereof and inducements to the making of this Agreement relied upon by any party hereto, have been expressed herein or in the documents incorporated herein by reference.

         (h) Amendments and Waiver.  Changes in or additions to this Agreement
             ---------------------
may be made or compliance with any term, covenant, agreement, condition or provision set forth herein or therein may be omitted or waived (either generally or in a particular instance and either retroactively or prospectively), upon written consent of the Company and the Investors holding at least seventy percent (70%) of the Series C Preferred Shares (including shares of Common Stock into which such Shares have been converted). No breach of any covenant, agreement, warranty or representation shall be deemed waived unless expressly waived in writing by the party who might asset such breach. The provisions of the 1991 Agreement shall control the amendment or waiver of any provisions of that Agreement, including without limitation, Articles 8 and 9 thereof.

         (i) Governing Law; Severability.  This Agreement shall be deemed a
             ---------------------------
contract made under the laws of the Commonwealth of Massachusetts and, together with the rights and obligations of the parties hereunder, shall be construed under and governed by the laws of such Commonwealth. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision hereof.

         (j) Counterparts.  This Agreement may be executed in multiple
             ------------
counterparts, each of which shall be deemed in original but all of which together shall constitute one and the same instrument.

         (k) Effect of Table of Contents and Headings.  Any table of contents,
             ----------------------------------------
title of an article or section heading herein contained is for convenience or reference only and shall not affect the meaning of construction of any of the provisions hereof.

IN WITNESS WHEREOF, this Agreement has been executed as a sealed instrument by the parties hereto or their duly authorized representatives effective as of the date first above written.


                                        VIVID TECHNOLOGIES, INC.


                                        By:_________________________
                                            S. David Ellenbogen,
                                            President

THE INVESTORS AND THE                  ALTA III Limited Partnership
1991 INVESTORS                         By:   Alta III Management
                                             Partners Limited
                                             Partnership

                                       By:____________________________
                                           General Partner


                                       GALLION PARTNERS II
                                       By:   Golden Coins, N.V.,
                                             Investment General Partner
                                       By:   ABN Trustcompany (Curacao)
                                             N.V., Managing Director

                                       By:____________________________

                                           Attorney-in-Fact


                                       ALTA JAMI C.V.
                                       By:   Golden Coins N.V., Managing General
                                             Partner
                                       By:   ABN Trustcompany (Curacao)
                                             N.V., Managing Director

                                       By:____________________________

                                           Under Power of Attorney

                                        C.V. SOFINNOVA PARTNERS FOUR
                                        By:   Sofinnova (International)
                                              Four N.V., General Partner

                                        By:____________________________

                                            Under Power of Attorney


                                        PIONEER VENTURES LIMITED
                                            PARTNERSHIP

                                        By:____________________________


                                        CLAFLIN CAPITAL IV


                                        By:____________________________


                                        CLAFLIN CAPITAL V


                                        BY:_____________________________


                                        BETA PARTNERS LIMITED PARTNERSHIP
                                        BY: Beta Management Partners
                                              general partner


                                        By:_____________________________

                                            General Partner


                                        MASSACHUSETTS CAPITAL RESOURCE
                                         COMPANY


                                        By:_____________________________
                                            Richard W. Anderson,
                                            Senior Vice President


                                        GENEVA PARTNERSHIP


                                        By:_____________________________

                                            Christopher W. Lynch, Partner

                                   EXHIBIT A
                                   ---------

                                   INVESTORS
                                   ---------

                          Convertible   Number of  Number of  Number of
                          Note          Shares of  Shares of  Shares of
                          Principal     Series C   Series D   Common Stock
                          and Interest  Preferred  Preferred  Subject to
Name and Address          Outstanding   Stock      Stock      Warrants
----------------          ------------  ---------  ---------  ------------
Alta III                  $536,538      48,424     35,870     106,794
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Gallion Partners II       $ 83,664      7,686      5,694      16,952
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Alta Jami C.V.            $ 92,757      8,455      6,263      18,646
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

C.V. Sofinnova            $138,227      12,298     9,110      27,122
Partners Four
c/o Burr, Egan,
Deleage & Co., Inc.
One Post Office Square
Boston, MA  02109
Attn: William P. Egan

Pioneer Ventures          $269,178      24,340     18,030     53,680
Limited Partnership
60 State Street
Boston, MA  02109
Attn: Christopher Lynch

Claflin Capital IV        $80,026       7,117      5,272      15,695
77 Franklin Street
Boston, MA  02110

Attn: Thomas J. Claflin

                             Convertible   Number of  Number of  Number of
                             Note          Shares of  Shares of  Shares of
                             Principal     Series C   Series D   Common Stock
                             and Interest  Preferred  Preferred  Subject to
Name and Address             Outstanding   Stock      Stock      Warrants
----------------             ------------  ---------  ---------  ------------
Claflin Capital V            $32,738       2,847      2,109      6,278
77 Franklin Street
Boston, MA  02110
Attn: Thomas J. Claflin

Beta Partners Limited        $285,547      25,621     18,978     56,504
 Partnership
c/o Beta Partners, Inc.
One Post Office Square
Boston, MA  02109
Attn:  Frank Kenny

Massachusetts Capital        $285,547      25,621     18,978     56,504
Resource Company
420 Boylston Street
Boston, MA  02116
Attn: Richard W. Anderson

Geneva Partnership           $14,550       1,282      949        2,827
c/o Pioneer Capital
 Corporation
60 State Street
Boston, MA  02109            ------------  ---------  ---------  ------------

                             $1,818,773    163,690    121,252    361,000
                             ============  =========  =========  ============